__________________________________________________________________

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

     Date of Report  (Date of Earliest Event Reported):    April 2, 2008


                        N-VIRO INTERNATIONAL CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


     Delaware                         0-21802                   34-1741211
(State or Other Jurisdiction of  (Commission File Number)     (IRS Employer
Incorporation or Organization)                               Identification No.)


     3450 W. Central Avenue, Suite 328
     Toledo, Ohio                                             43606
  (Address of principal executive offices)                  (Zip Code)

      Registrant's telephone number, including area code:    (419) 535-6374

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

       __________________________________________________________________

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(E)  NEW  EMPLOYMENT  AGREEMENT  WITH  PRINCIPAL  EXECUTIVE  OFFICER.

Effective as of April 2, 2008, N-Viro International Corporation (the "Company") entered into a First Amendment to Employment Agreement (the "Amendment") with Timothy R. Kasmoch, the President and Chief Executive Officer of the Company. The Amendment extends the term of Mr. Kasmoch's Employment Agreement, dated as of February 13, 2007, for an additional two years. As a result, the term of Mr. Kasmoch's Employment Agreement will expire on February 12, 2011, instead of February 12, 2009 as provided for in the original Employment Agreement. Except for the extension of the term, there were no other changes to Mr. Kasmoch's Employment Agreement. The Amendment was approved by the Company's Board of
Directors  of  the  Company  at  a  regular  meeting  held  on  April  2,  2008.

A  copy  of  the  Amendment  is  filed  as  Exhibit 10.1 to this Current Report.

Mr. Kasmoch has been employed by the Company as the President and Chief Executive Officer since February 14, 2006, and has served as a member of the Company's Board of Directors since January 27, 2006. A description of Mr.
Kasmoch's original Employment Agreement was set forth in a Current Report on Form 8-K filed with the Securities and Exchange Commission on March 12, 2007.


ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

(d)     Exhibits

     Exhibit No.   Description
     -----------   -----------
     10.1          Amendment to Employment Agreement of Timothy R. Kasmoch,
                        dated April 2, 2008.

The information in this Form 8-K, and the exhibit hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.


                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        N-VIRO INTERNATIONAL CORPORATION

Dated:          April 7, 2008          By:     /s/  James K. McHugh
                -------------                  -----------------------
                                               James K. McHugh
                                               Chief Financial Officer